UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.eeafund.com

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.—investing primarily in the middle market German companies and up to 35% of its assets in large cap German companies, and up to 20% elsewhere in Western Europe.

•  The Central Europe and Russia Fund, Inc.—investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

The European

Equity Fund, Inc.

Semi-Annual Report

June 30, 2008

20957

The European
Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

In the second quarter, global stock market performance was characterized by high volatility. Following aggressive policy measures by the US Federal Reserve Board (the Fed) to support the US financial sector in March, tension in the credit markets continued to ease and stock markets recovered until mid-May. From then on, however, stock markets declined based on a combination of renewed tensions in credit markets, negative indications for growth, and accelerating inflation. Important leading indicators, such as the German Ifo Business Climate Index, continued to signal a slowdown of growth, while consumer confidence continued to weaken, particularly in the US, UK, Spain, Italy, and — to a smaller extent — Germany.1 At the same time, commodity prices continued to rise significantly despite indications of slowing growth. Oil prices increased by some 34% over the quarter, reaching a record level of $140 per barrel at the en d of June 2008. Inflation accelerated on a global scale, reaching 4.0% year-over-year in the Eurozone in June.2 With reference to the threat of further accelerating inflation and despite the weakening outlook for growth, the European Central Bank (ECB) signaled a rate increase for July, which was a further burden for stock markets.

For the six-month period ended June 30, 2008, the European Equity Fund's total return was -12.47% based on net asset value and -15.19% based on share price. During the same period, the total return of the Fund's benchmark, the MSCI-EMU, was -14.92%.2

In the second quarter of 2008, the Fund's outperformance was mainly attributable to stock selection effects, particularly from the small-cap segment of the Fund. While allocation decisions played a lesser role in this quarter's performance, investments in the ex-benchmark countries Norway and Switzerland added to results from a regional perspective. On a single-stock basis, the largest positive contributions in the quarter were provided by holdings in Bauer, K+S and Fortum. Summarizing the Fund's structure on a country level, Germany is still the Fund's largest overweight, but to a lesser extent than in the first quarter.3 Additions in Spain turned the Fund's position to an overweight in the second quarter. The biggest underweight by far continues to be France, even though we increased the exposure there, followed by Italy and the Benelux countries. Switzerland and Norway are the two countries we continue to prefer outside the ben chmark universe.

From a sector perspective, over the second quarter, we increased the Fund's financials and materials weightings while reducing technology holdings. We continued to underweight consumer goods, banks and financial services, while the largest overweight sectors in the Fund are industrials, technology, and health care. In the industrials sector, we sold two of the Fund's small cap holdings, Metso and D+S Europe, and reduced a position in Siemens. We added three new holdings in the sector, emphasizing infrastructure and oil-related themes: Spanish Obrascon Huarte for its growth in the concession business; the Italian foundation engineering company Trevi Finanziaria; and Vestas Wind Systems, the wind turbine manufacturer from Denmark. The overweight in the technology sector was significantly reduced as we sold the Fund's holdings in SAP, Inficon and Smartrac. In the health care sector, the Fund's overweight and holdings were unchanged. Within this defensive sector, we continued to favor Swiss Lonza Group, which is less exposed to GDP trends and raw material cycles and benefits from global trends towards outsourcing in the (bio)pharma industry, and Spanish Grifols, the manufacturer of high-quality blood products purified from blood plasma. Within the energy sector, where the Fund's overweight remained the same, we shifted the relative preference from OMV and Statoil, both of which we sold, to the

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.eeafund.com

LETTER TO THE SHAREHOLDERS (continued)

oil major Total, now a neutral position, and added Norwegian oil service firm Aker Solutions ASA. Related to the dynamics in the energy sector we have emphasized utilities that benefit most from an increasing spread between the electricity prices they can charge and the production cost — a function of the power generation mix, favoring "clean" or "green" energy sources. While the Fund's utility sector weight remains neutral, over the quarter we added Iberdrola Renovables, the renewable energy arm of Spanish Iberdrola. We further added Suez as a neutral-weight position. Telecom is now represented in the Fund by only two holdings, resulting in a slightly underweight overall sector position: Telefonica, which we increased, and Telekom Austria. We eliminated the Fund's position in Hellenic Telecom after Deutsche Telekom took a controlling stake. In the materials sector, we added K+S again, but maintained an underweight position in the secto r as we are cautious about the repercussions of the economic slowdown on this typically cyclical space. The Fund's holdings in the financial sector continued to be underweight with a preference for insurance companies, which we accentuated further by adding Dutch Aegon to the Fund. While still fairly underweight in banks and diversified financials, we took a first gradual step to position for a turnaround in the sector by adding UBS AG. We also bought National Bank of Greece and DnB NOR, two new positions that are in line with our preferred low-risk approach favoring well-capitalized banks in countries where customers are underleveraged. On the other hand, we sold Hellenic Exchanges as their operational trends have been deteriorating rapidly and reduced UniCredito Italiano SpA, which we still like but where headwinds continue. Within the underweighted consumer sectors the most significant change over the second quarter was the sale of most of the Fund's holding in Continental, and addition of Nokian Renkaat of Finland.

The European Equity Fund purchased 8,500 of its shares in the open market during the 2nd quarter of 2008. The Fund's discount to net asset value averaged 11.79% for the fiscal 2nd quarter ending June 30, 2008, compared with 7.37% for the same period last year.

1  The Ifo Business Climate Index is a closely watched indicator of German business conditions, based on a monthly survey of about 7,000 companies. It is widely seen as a barometer for economic conditions in the whole of the Eurozone, which is a term used to describe the countries that joined the third stage of EMU and adopted the euro.

2  The MSCI-EMU Index is an unmanaged capitalization weighted index that is comprised of more than 300 stocks of companies domiciled in the countries utilizing the Euro currency. MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.eeafund.com

FUND HISTORY AS OF JUNE 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.eeafund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months period June 30,		For the years ended December 31,
	2008(b)		2007		2006		2005		2004		2003
Net Asset Value(a)	(12.47)%		15.35%		34.01%		7.17%		12.58%		59.62%
Market Value(a)	(15.19)%		11.79%		42.35%		9.66%		7.25%		68.81%
Benchmark	(14.92	)%(1)	19.55	%(1)	36.29	%(1)	8.41	%(2)	15.91	%(3)	65.16	%(3)

  (a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any, at prices obtained under the Fund's reinvestment program. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  (b)  Total returns shown for the six month period are not annualized.

  (1)  Represents MSCI-EMU Index*.

  (2)  Represents DAX Index** for 1/1/05–10/31/05 and MSCI-EMU* for 11/1/05–12/31/05.

  (3)  Represents DAX Index**.

  *  The MSCI-EMU index is an unmanaged capitalization weighted index that is comprised of more than 300 stocks of companies domiciled in the countries utilizing the Euro currency. MSCI indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

  **  DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the Euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF JUNE 30, 2008 (continued)

STATISTICS:

Net Assets	$138,880,854
Shares Outstanding	12,240,568
NAV Per Share	$11.35

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total
05/06/08	05/15/08	$—	$0.124	$0.403	$0.527
12/21/07	12/31/07	$—	$—	$1.000	$1.000
05/03/07	05/15/07	$0.250	$—	$—	$0.250
12/21/06	12/28/06	$0.290	$—	$—	$0.290
05/05/06	05/15/06	$0.090	$—	$—	$0.090
12/22/05	12/30/05	$0.060	$—	$—	$0.060
12/22/04	12/31/04	$0.025	$—	$—	$0.025
05/06/04	05/14/04	$0.039	$—	$—	$0.039
11/19/02	11/29/02	$0.010	$—	$—	$0.010
11/19/01	11/29/01	$0.060	$—	$—	$0.060
09/03/01	09/17/01	$—	$—	$0.020	$0.020
11/20/00	11/29/00	$—	$—	$2.180	$2.180
09/01/00	09/15/00	$0.190	$—	$0.120	$0.310

OTHER INFORMATION:

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (6/30/08)	1.29%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2008(As a % of Portfolio's Assets)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2008 (As a % of Portfolio's Net Assets)

1.	Telefonica	5.0%
2.	Total	4.5%
3.	E.ON	4.0%
4.	AXA	3.7%
5.	Intesa Sanpaolo	3.0%
6.	Nokia	3.0%
7.	Allianz	3.0%
8.	UniCredito Italiano SpA	2.7%
9.	BASF	2.6%
10.	Iberdrola	2.4%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — RALF OBERBANNSCHEIDT

Question:How is the economy in France faring after president Nicolas Sarkozy took office last year?

Answer: Since taking office, Sarkozy proposed constitutional reforms, dealt with civilian's issues and other public sectors. Given the global economic crisis, the French economy's outlook is no better than elsewhere in the region. However, the recent rise of inflation in France is not as large as with other Eurozone countries. The drop of consumer sentiment was primarily due to weakening prospects for housing prices and a deterioration of wage growth. Export forecasts for 2008 and 2009 are weak and do not suggest signs of improvement or recovery until 2010. France was the second-largest country weighting for European Equity Fund ending second quarter of 2008, accounting for 20%. As of the end of the period, we were underweight the country relative to the fund's MSCI EMU benchmark and continued to focus on stock selection.

Question:Climate change has been a key focus of governments and investors lately. How is this issue impacting European countries, and how is the Fund positioned to take advantage of the heightened interest in climate change?

Answer: Climate change is accelerating around the world. What we see today are only the early signs of climate change and the result of past greenhouse gas emissions. European countries are starting to take action to prevent climate change from reaching catastrophic dimensions later this century. Recently the European Commission adopted its first policy document on dealing with the impacts of climate change. In light of rising energy prices, some utility companies have to seek alternative energy to generate power and to increase efficiency. And companies in the industrial sector are also eager to adapt policies to improve efficiency. The European Equity Fund currently owns Solarworld and Vestas Wind Systems in this regard. In general, the fund is overweight relative to its benchmark in the energy and industrial sectors and market weight in the utility secto r.

Question:In light of the recent market sell-off, how do European stocks look at the current level?

Answer: During the first six months of 2008, most European indices declined by mid teen to mid 20% levels. We believe the equity market in Europe is trading at a reasonable valuation compared to six months ago. Despite the economic slowdown, heightened inflation concerns and weak consumer sentiments, we view this as a transitional economic cycle, which may pass in the medium term. The forecast of real GDP growth in Europe (except Italy and Ireland) is likely to exceed real GDP growth in the US for 2008 and 2009. In our view, many European economies are in a better position compared to the US economy for a recovery over the next few years.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

ECONOMIC OUTLOOK

Market sentiment remains dominated by fears of inflation and slower economic growth. These concerns were fuelled by the price rally in commodities and in particular by the record high oil and agricultural prices witnessed during the second quarter. The consumer price index proved investors right, increasing 4% year-on-year as of June, while GDP shows a modest deceleration to +2.1% year-on-year as of March 2008. As a result, we observed a continuing deterioration in valuation levels that now have breached the bottom of our range-bound expectation for market levels. Nevertheless, we expect that markets will broadly stay within these bounds, which is fundamentally based on the view of risk premia and volatility returning to their normal levels while we believe current valuation levels will require incremental bad news for the market to fall meaningfully further. Despite waning consumer and business confidence indicators, the labor market remain s in good health.The European Central Bank (ECB) stated they will raise interest rates by quarter point to 4.25% during early July.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 29.5%
	COMMON STOCKS – 28.0%
	AUTO COMPONENTS – 1.0%
14,000	Continental	$1,439,569
	CHEMICALS – 8.0%
52,000	BASF	3,589,770
5,000	K + S	2,885,345
23,000	Linde	3,235,714
7,000	Wacker Chemie	1,464,051
		11,174,880
	CONSTRUCTION & ENGINEERING – 1.1%
16,000	Bauer†	1,545,656
	DIVERSIFIED FINANCIAL SERVICES – 1.2%
15,000	Deutsche Boerse	1,694,106
	ELECTRIC UTILITIES – 4.1%
28,000	E.ON	5,652,850
	ELECTRICAL EQUIPMENT – 3.5%
38,000	Solarworld	1,812,120
64,325	Tognum	1,734,900
10,000	Vestas Wind Systems*	1,309,702
		4,856,722
	INDUSTRIAL CONGLOMERATES – 2.2%
27,500	Siemens	3,055,173
	INSURANCE – 4.7%
23,000	Allianz	4,054,607
14,000	Muenchener Rueckversicherungs	2,453,906
		6,508,513
	INTERNET SOFTWARE & SERVICES – 1.2%
85,000	United Internet†	1,676,541
	SOFTWARE – 1.0%
22,000	Software AG	1,335,750
	Total Common Stocks (cost $32,404,643)	38,939,760

Shares	Description	Value(a)
	PREFERRED STOCK – 1.5%
	HEALTHCARE EQUIPMENT & SUPPLIES – 1.5%
24,000	Fresenius (cost $783,786)	$2,074,613
	Total Investements in German Securities (cost $33,188,429)	41,014,373
INVESTMENTS IN FRENCH COMMON STOCKS – 20.3%
	CONSTRUCTION & ENGINEERING – 1.9%
42,000	Vinci†	2,580,505
	ENERGY EQUIPMENT & SERVICES – 1.0%
30,000	Compagnie Generale de Geophysique-Veritas*	1,420,223
	FOOD PRODUCTS – 1.8%
35,000	Groupe Danone	2,459,199
	HEALTHCARE EQUIPMENT & SUPPLIES – 1.8%
41,400	Essilor International	2,533,205
	INSURANCE – 3.6%
170,100	AXA	5,054,019
	MEDIA – 1.1%
40,000	Vivendi	1,518,686
	MULTILINE RETAIL – 1.5%
19,000	PPR†	2,116,235
	MULTI-UTILITIES – 1.5%
30,000	Suez	2,043,609
	OIL, GAS & CONSUMABLE FUELS – 4.4%
71,600	Total	6,113,686
	TEXTILE, APPAREL & LUXURY GOODS – 1.7%
23,000	LVMH Moet Hennessy Louis Vuitton	2,412,473
	Total Investments in French Common Stocks (cost $28,649,667)	28,251,840

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN SPANISH COMMON STOCKS – 14.4%
	BIOTECHNOLOGY – 1.7%
73,000	Grifols	$2,333,435
	CONSTRUCTION & ENGINEERING – 2.4%
40,000	Obrascon Huarte	1,360,515
24,000	Tecnicas Reunidas	2,013,361
		3,373,876
	DIVERSIFIED FINANCIAL SERVICES – 0.7%
25,000	Bolsas y Mercados Espanoles	931,455
	DIVERSIFIED TELECOMMUNICATION SERVICES – 5.0%
260,000	Telefonica	6,914,116
	ELECTRIC UTILITIES – 2.4%
250,000	Iberdrola	3,351,664
	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 1.1%
200,000	Iberdrola Renovables*	1,550,194
	IT SERVICES – 1.1%
61,000	Indra Sistemas	1,587,562
	Total Investments in Spanish Common Stocks (cost $17,359,490)	20,042,302
INVESTMENTS IN ITALIAN COMMON STOCKS – 6.8%
	COMMERCIAL BANKS – 5.7%
730,000	Intesa Sanpaolo	4,171,777
600,000	UniCredito Italiano SpA	3,674,621
		7,846,398
	CONSTRUCTION & ENGINEERING – 1.1%
60,000	Trevi Finanziaria	1,540,741
	Total Investments in Italian Common Stocks (cost $11,433,951)	9,387,139

Shares	Description	Value(a)
INVESTMENTS IN DUTCH COMMON STOCKS – 6.0%
	CONSTRUCTION & ENGINEERING – 2.2%
27,000	Boskalis Westminster	$1,448,344
38,000	Grontmij	1,606,782
		3,055,126
	ENERGY EQUIPMENT & SERVICES – 1.4%
23,000	Fugro†	1,965,705
	INSURANCE – 1.4%
150,000	Aegon	1,988,076
	TRANSPORTATION INFRASTRUCTURE – 1.0%
14,000	Smit Internationale	1,367,447
	Total Investments in Dutch Common Stocks (cost $7,952,967)	8,376,354
INVESTMENTS IN FINNISH COMMON STOCKS – 5.7%
	AUTO COMPONENTS – 1.1%
33,000	Nokian Renkaat	1,585,640
	COMMUNICATIONS EQUIPMENT – 3.0%
170,000	Nokia	4,148,501
	ELECTRIC UTILITIES – 1.6%
44,000	Fortum	2,236,186
	Total Investments in Finnish Common Stocks (cost $7,562,114)	7,970,327
INVESTMENTS IN AUSTRIAN COMMON STOCKS – 3.2%
	BUILDING PRODUCTS – 0.9%
28,800	Wienerberger	1,210,059
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.4%
90,000	Telekom Austria	1,953,811

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (unaudited) (continued)

Shares	Description	Value(a)
	TRANSPORTATION INFRASTRUCTURE – 0.9%
13,000	Flughafen Wien	$1,241,100
	Total Investments in Austrian Common Stocks (cost $5,136,909)	4,404,970
INVESTMENTS IN GREEK COMMON STOCKS – 2.7%
	COMMERCIAL BANKS – 2.7%
70,176	EFG Eurobank	1,669,384
46,800	National Bank of Greece	2,110,116
		3,779,500
	Total Investments in Greek Common Stocks (cost $3,933,466)	3,779,500
INVESTMENTS IN SWISS COMMON STOCKS – 2.6%
	CAPITAL MARKETS – 1.1%
70,000	UBS AG	1,473,106
	LIFE SCIENCES TOOLS & SERVICES – 1.5%
15,000	Lonza Group	2,086,278
	Total Investments in Swiss Common Stocks (cost $3,115,134)	3,559,384
INVESTMENTS IN NORWEGIAN COMMON STOCKS – 1.9%
	COMMERCIAL BANKS – 0.9%
100,000	DnB NOR	1,271,810
	ENERGY EQUIPMENT & SERVICES – 1.0%
60,000	Aker Solutions ASA	1,416,067
	Total Investments in Norwegian Common Stocks (cost $3,128,549)	2,687,877

Shares	Description	Value(a)
INVESTMENTS IN PORTUGESE COMMON STOCKS – 1.6%
	OIL, GAS & CONSUMABLE FUELS – 1.6%
100,000	Galp Energia (cost $2,304,198)	$2,230,766
INVESTMENTS IN IRISH COMMON STOCKS – 1.4%
	COMMERCIAL BANKS – 1.4%
200,000	Anglo Irish Bank (cost $2,818,897)	1,905,604
INVESTMENTS IN CYPRUS COMMON STOCKS – 1.3%
	COMMERCIAL BANKS – 1.3%
145,000	Bank of Cyprus, Ltd. (cost $2,263,184)	1,768,071
INVESTMENTS IN BELGIAN COMMON STOCKS – 1.3%
	BEVERAGES – 1.3%
25,000	Inbev (cost $2,100,831)	1,736,091
	Total Investments in Common and Preferred Stocks – 98.7% (cost $130,947,786)	137,114,598
SECURITIES LENDING COLLATERAL – 6.3%
8,695,215	Daily Assets Institutional Fund, 2.74%(b)(c) (cost $8,695,215)	8,695,215
	Total Investments – 105.0% (cost $139,643,001)	145,809,813
	Other Assets and Liabilities, Net – (5.0)%	(6,928,959)
	NET ASSETS–100.0%	$138,880,854

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (unaudited) (continued)

*  Non-income producing securities.

†  All or a portion of this security was on loan. The value of the security loaned at June 30, 2008 amounted to $8,347,629 which is 6.01% of the net assets.

(a)  Values stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at the period end.

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value
Level 1 – Quoted Prices	$145,809,813
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$145,809,813

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (unaudited)

ASSETS
Investments:
Investments, at value, (cost $130,947,786) — including $8,347,629 of securities loaned	$137,114,598
Investment in Daily Assets Fund Institutional (cost $8,695,215)*	8,695,215
Total Investments, at value (cost $139,643,001)	145,809,813
Foreign currency, at value (cost $1,109,450)	1,125,413
Receivable for investments sold	138,590
Dividends receivable	714,550
Foreign withholding tax refund receivable	223,156
Interest receivable	24,523
Other assets	14,746
Total assets	148,050,791
LIABILITIES
Cash overdraft	146,161
Payable upon return of securities loaned	8,695,215
Payable for Fund shares repurchased	34,380
Management fee payable	68,168
Investment advisory fee payable	37,108
Payable for Directors' fees and expenses	16,490
Accrued expenses and accounts payable	172,415
Total liabilities	9,169,937
NET ASSETS	$138,880,854
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$162,120,637
Cost of 4,608,708 shares held in treasury	(35,942,899)
Undistributed net investment income	3,282,040
Accumulated net realized gain on investments and foreign currency	3,155,050
Net unrealized appreciation on investments and foreign currency	6,266,026
Net assets	$138,880,854
Net asset value per share ($138,880,854 ÷ 12,240,568) shares of common stock issued and outstanding)	$11.35

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)

For the six months ended June 30, 2008
NET INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $521,903)	$3,904,047
Interest	41,461
Interest — Cash Management QP Trust	1,350
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	294,238
Total investment income	4,241,096
Expenses:
Management fee	434,842
Investment advisory fee	236,080
Custodian fee	53,686
Services to shareholders	18,928
Reports to shareholders	34,812
Directors' fees and expenses	71,150
Professional fees	83,726
NYSE Listing fee	11,870
Insurance	3,538
Miscellaneous	10,424
Net expenses	959,056
Net investment income	3,282,040
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments	4,742,961
Foreign currency	342,906
Change in net unrealized appreciation (depreciation):
Investments	(28,458,308)
Foreign currency	(155,386)
Net gain (loss)	(23,527,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,245,787)

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,282,040	$1,928,750
Net realized gain on:
Investments	4,742,961	24,822,360
Foreign currency	342,906	186,987
Net unrealized appreciation (depreciation) on:
Investments	(28,458,308)	(5,031,174)
Foreign currency	(155,386)	249,239
Net increase in net assets resulting from operations	(20,245,787)	22,156,162
Distributions to shareholders from:
Net investment income	—	(2,955,386)
Net realized gains	(6,449,134)	(11,821,544)
Fund share transactions:
Net proceeds from reinvestment of dividends (0 and 427,524 shares, respectively)	—	5,297,023
Cost of shares repurchased (8,500 and 0 shares, respectively)	(86,418)	—
Net increase (decrease) in net assets from Fund share transactions	(86,418)	5,297,023
Total increase in net assets	(26,781,339)	12,676,255
NET ASSETS
Beginning of period	165,662,193	152,985,938
End of period (including undistributed net investment income of $3,282,040 and $0 as of June 30, 2008 and December 31, 2007, respectively)	$138,880,854	$165,662,193

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended June 30, 2008		For the years ended December 31,
	(unaudited)		2007	2006	2005	2004		2003
Per share operating performance:
Net asset value:
Beginning of period	$13.52		$12.94	$9.95	$9.35	$8.38		$5.25
Net investment income (loss)	0.27	(a)	.16 (a)	.10 (a)	.06 (a)	(.01	)(a)	.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.91)		1.71	3.27	.47	1.00		3.09
Increase (decrease) from investment operations	(1.64)		1.87	3.37	.53	.99		3.11
Increase resulting from share repurchases	.00	(b)	—	.00 (b)	.01	.04		.02
Distributions from net investment income	—		(.25)	(.38)	(.06)	(.06)		—
Distributions from net realized gains	(.53)		(1.00)	—	—	—		—
Total distributions	(.53)		(1.25)	(.38)	(.06)	(.06)		—
Increase resulting from tender offer	—		—	—	.12	—		—
Dilution in net asset value from dividend reinvestment	—		(.04)	—	—	.00	(b)	—
Net asset value:
End of period	$11.35		$13.52	$12.94	$9.95	$9.35		$8.38
Market value:
End of period	$10.04		$12.39	$12.20	$8.84	$8.11		$7.63
Total investment return for the period† :
Based upon market value	(15.19	)%***	11.79%	42.35%	9.66%	7.25%		68.81%
Based upon net asset value	(12.47	)%***	15.35%	34.01%	7.17%	12.58%		59.62%
Ratio to average net assets:
Total expenses	1.29	%**	1.23%*	1.60%*	1.74%*	1.58	%*	1.77%*
Net investment income (loss)	2.19	%****	1.18%	.89%	.70%	(.13)%		.29%
Portfolio turnover	41	%***	78%	64%	107%	205%		287%
Net assets at end of period (000's omitted)	$138,881		$165,662	$152,986	$117,700	$140,037		$130,442

  (a)  Based on average shares outstanding during the period.

  (b)  Amount is less than $.005 per share.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any, at prices obtained under the Fund's dividend reinvestment program. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.23%, 1.59%, 1.73%, 1.57%, and 1.77% for 2007, 2006, 2005, 2004, and 2003, respectively

  **  Annualized.

  ***  Not Annualized.

  ****  Not Annualized. The ratio for the six months ended June 30, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 a.m., New York time.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techni ques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (unaudited) (continued)

inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund lends securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" of the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned security, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management fee (.07% annualized effective rate as of June 30, 2008) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent, and a portion of the interest that is paid to the borrower of the securities. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (unaudited) (continued)

The cost of investments at June 30, 2008 was $139,643,001 for United States Federal income tax purposes. Accordingly, as of June 30, 2008, net unrealized appreciation of investments aggregated $6,166,812, of which $18,820,313 and $12,653,501 related to gross unrealized appreciation and depreciation, respectively.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the six months ended June 30, 2008, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .90% of the Fund's average daily net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying function to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DISC aggregated $18,928, of which $14,024 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2008, Deutsche Bank AG and its affiliates received $6,251 in brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (unaudited) (continued)

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2008 were $63,568,242 and 61,259,700, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks, such as the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the six months ended June 30, 2008, the Fund purchased 8,500 of its shares of common stock on the open market at a total cost of $86,418. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 10.92%. These shares are held in treasury. During the year ended December 31, 2007, the Fund did not purchase any of its shares in the open market. During the year ended December 31, 2007, the Fund reissued 427,524 shares held in Treasury as part of the dividend reinvestment plan. The shares were issued at the open market price which represented a 9.12% discount on the asset value at the time of reinvestment.

THE EUROPEAN EQUITY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (unaudited)

The Annual Meeting of Stockholders of The European Equity Fund, Inc. was held on June 20, 2008. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect six Directors to serve a term of various lengths and until their successors are elected and qualify.

	Number of Votes:
Director	For	Withheld
Dr. Kurt W. Bock	8,924,100	725,863
Richard Karl Goeltz	8,899,606	750,357
Dr. Franz Wilhelm Hopp	8,922,148	727,815
Christian H. Strenger	8,922,239	727,724
Werner Walbröl	8,898,645	751,318
Peter Zühlsdorff	8,896,947	753,016

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2008.

Number of Votes:
For	Against	Abstain
9,299,667	312,264	38,032

In addition to the three Class III nominees, Dr. Kurt W. Bock, Mr. Werner Walbröl and Mr. Christian Strenger proposed for re-election, the Nominating Committee of The European Equity Fund, Inc. recommended and all of the current members of the Board of Directors approved the nomination for election of three current directors of The New Germany Fund, Inc., Mr. Richard Karl Goeltz, Dr. Franz Wilhelm Hopp and Mr. Peter Zühlsdorff. The purpose for the additional directors' nominations is to conform membership across the Boards of all funds in the Family of Investment Companies consisting of the The Central Europe and Russia Fund, Inc., The New Germany Fund, Inc. and The European Equity Fund, Inc. The Family of Investment Companies are closed-end funds that share the same investment adviser and manager and hold themselves out as related companies. Messrs. Goeltz, Hopp and Zühlsdorff will serve terms of office of various lengths and until his successor is elected and qualifies.

With the election of the above-named Directors, The European Equity Fund, Inc. is governed by Detlef Bierbaum, Dr. Kurt W. Bock, John Bult, Ambassador Richard R. Burt, John H. Cannon, Richard Karl Goeltz, Dr. Franz Wilhelm Hopp, Dr. Friedbert H. Malt, Christian H. Strenger, Dr. Frank Trömel, Robert H. Wadsworth, Werner Walbröl and Peter Zühlsdorff.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site — www.eeafund.com — (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ*

Director

DR. FRANZ WILHELM HOPP*

Director

DR. FRIEDBERT MALT

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

PETER ZÜHLSDORFF*

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

RITA RUBIN**

Assistant Secretary

R-4289-1 (8/08)

*  Messrs. Goeltz, Hopp and Zühlsdorff initially elected by shareholders on June 20, 2008.

**  Ms. Rubin appointed on July 21, 2008.

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMU index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.eeafund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased *	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0.0000	n/a	n/a
February 1 through February 28	0	$0.0000	n/a	n/a
March 1 through March 31	0	$0.0000	n/a	n/a
April 1 through April 30	0	$0.0000	n/a	n/a
May 1 through May 31	0	$0.0000	n/a	n/a
June 1 through June 30	8,500	$10.1668	n/a	n/a

Total	8,500	$10.1668	n/a	n/a

    * All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The European Equity Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 29, 2008